Exhibit 10.10.1

FIRST AMENDMENT TO LICENSE AND COLLABORATION AGREEMENT

This First Amendment (the “First Amendment”), is made as of December 14, 2012, by and between GlobeImmune, Inc., a Delaware corporation with a principal place of business at 1450 Infinite Drive, Louisville, CO 80027 (“GlobeImmune”) and Gilead Sciences, Inc., a Delaware corporation, with a principal place of business at 333 Lakeside Dr., Foster City, CA 94404 USA (“Gilead”) (GlobeImmune and Gilead, collectively, the “Parties” and each a “Party”).

WHEREAS, The Parties have entered into that certain License and Collaboration Agreement dated. October 24, 2011, pursuant to which GlobeImmune granted certain rights to Gilead to develop and commercialize certain Tarmogen immunotherapeutics directed against hepatitis B virus (“Agreement”);

WHEREAS, the Parties wish to amend certain terms and conditions of the Agreement as set forth herein.

NOW THEREFORE, the parties agree as follows:

1.1	All capitalized terms used in this First Amendment but not defined herein shall have the meaning given such term in the Agreement.

1.2	The first Milestone Event under Section 5.3.1of the Agreement shall be amended and restated in its entirety to read as follows:

“Filing of the IND by GlobeImmune for any Licensed Product”

For the avoidance of doubt, the Payment for such Milestone Event shall remain unmodified ($2,000,000).

1.3	Except as expressly amended by this First Amendment, the Agreement shall remain in full force and effect according to its terms.

1.4	This First Amendment may be executed in two counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective duly authorized officers as of the First Amendment Effective Date.

GLOBEIMMUNE, INC	GILEAD SCIENCES, INC.

By:/s/ Timothy C. Rodell	By: /s/ Muzammil Mansuri

Name: Timothy C. Rodell	Name: Muzammil Mansuri

Title: President & Chief Executive Officer	Title: SVP, R&D Strategy and
CorporateDevelopment